EXHIBIT 23(B)

                        CONSENT OF INDEPENDENT ACCOUNTS

    We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File nos. 2-86758, 2-93570, 33-54127, 33-56075,
33-56077, 33-56081, 33-56083 and 33-56079) of Tyco International Ltd. (formerly
Tyco Laboratories, Inc.) of our report dated August 3, 1993 appearing in
Exhibit 99(1) of this Form 8-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule VIII which appears in Exhibit 99(4) of this Form 8-K.

                                          PRICE WATERHOUSE LLP

    Boston, Massachusetts

    January 9, 1995

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